Investor Class – BRBLX Institutional Class - BRBIX
Summary Prospectus	August 1, 2014

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus and Statement of Additional Information (“SAI”) and other information about the Fund online at http://www.bearlybullish.com/literature.html.  You may also obtain this information at no cost by calling 1-877-337-3707 or by sending an e-mail request to info@bearlybullish.com. The Fund's Prospectus and SAI, both dated August 1, 2014, as each may be amended or supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective
The investment objective of the BearlyBullish Fund (the “Fund”) is to seek long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Investor Class	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	None	None
Maximum deferred sales charge (load)	None	None
Redemption fee if redeemed within 90 days of purchase (as a percentage of amount redeemed)	1.00%	1.00%
Wire fee	$20	$20
Overnight check delivery fee	$15	$15
Retirement account fees (annual maintenance fee)	$15	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.00%	1.00%
Distribution and service (Rule 12b-1) fees	0.25%	None
Acquired fund fees and expenses	0.01%	0.01%
Other expenses1	0.84%	0.84%
Total annual fund operating expenses1	2.10%	1.85%
Fees waived and/or expenses reimbursed2	(0.60%)	(0.60%)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses1,2	1.50%	1.25%

1
The total annual fund operating expenses and net total fund operating expenses after waiving fees and/or reimbursing expenses do not correlate to the ratio of expense to average net assets appearing in the financial highlights table, which reflects only the operating expenses of the Fund and does not include acquired fund fees and expenses.

2
The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding, as applicable, taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.49% and 1.24% of the average daily net assets for Investor Class and Institutional Class Shares, respectively.  This agreement is in effect until July 31, 2015, and it may be terminated before that date only by the Trust’s Board of Trustees.  The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees it waived and Fund expenses it paid for three years from the date of any such waiver or payment.

SUMMARY SECTION

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor Class	$153	$600	$1,074	$2,384
Institutional Class	$127	$523	$945	$2,120

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 51% of the average value of its portfolio.

Principal Investment Strategies
Under normal circumstances, the Fund invests primarily in equity securities of U.S. issuers.  The Fund’s investments in equity securities may include common stocks, preferred stocks and convertible securities.  Although the Fund may invest in any size company, investments will generally be in large and medium sized companies.  The Fund’s advisor considers large and medium sized companies to be those with market capitalizations above $10 billion and within $2 billion to $10 billion, respectively, at the time of purchase.  The Fund also may invest in equity securities of Canadian issuers and American depository receipts (“ADRs”).  ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks.

The Fund’s advisor will generally decrease the Fund’s holdings in equity securities and increase its holdings in cash equivalents and/or U.S. government securities when it believes market or economic factors signal a declining market (“bearish”).  When it believes market factors signal an upward moving market (“bullish”), the advisor will decrease the Fund’s holdings in cash equivalents and/or U.S. government securities and increase its equity holdings.

The Fund is non-diversified and therefore is allowed to focus its investments in fewer companies than a fund that is required to diversify its portfolio.

Principal Risks of Investing
Risk is inherent in all investing.  A summary description of certain principal risks of investing in the Fund is set forth below.  Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money.  There can be no assurance that the Fund will achieve its investment objective.

Investment Risk.  An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Market Risk.  The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.  The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Equity Risk.  The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Management Risk. The Fund is an actively managed portfolio. The Fund’s advisor applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Medium-Sized Company Risk.  The securities of mid-sized companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger companies or the market averages in general.  In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Sector Concentration Risk. The Fund may from time to time invest a large portion of its assets in companies in one or more economic sectors, and thus may be more susceptible to negative events affecting those sectors than other mutual funds.  For example, as of March 31, 2014, 26.3% of the Fund’s assets were invested in the Financial sector.  Performance of companies in the Financial sector may be adversely impacted by many factors, including, among others: government regulation of, or related to, the sector; governmental monetary and fiscal policies; economic, business or political conditions; credit rating downgrades; changes in interest rates; price competition; and decreased liquidity in credit markets.

Foreign Investment Risk.  Although the Fund will limit its investment in securities of foreign issuers to ADRs and Canadian issuers, the Fund’s investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers.  The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries.  In addition, changes in exchange rates and interest rates may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms.  Foreign securities include ADRs. Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from changes in share prices and payment of dividends.

Non-Diversification Risk. The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a small number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year for Investor Class shares and by showing how the average annual total returns of each class of the Fund compare with the average annual total returns of a broad-based market index.  Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ.  Updated performance information is available at the Fund’s website, www.bearlybullish.com, or by calling the Fund at 1-877-337-3707.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Calendar-Year Total Return (before taxes) for Investor Class Shares
For each calendar year at NAV

The year-to-date return as of June 30, 2014 was 4.75%.

Investor Class
Highest Calendar Quarter Return at NAV	13.38%	Quarter Ended 03/31/2012
Lowest Calendar Quarter Return at NAV	(6.13)%	Quarter Ended 06/30/2012

Average Annual Total Returns for Period Ended December 31, 2013	One Year	Since Inception June 15, 2011
Return Before Taxes	35.93%	19.80%
Return After Taxes on Distributions*	34.72%	19.37%
Return After Taxes on Distributions and Sale of Fund Shares*	20.81%	15.44%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	32.39%	18.63%

*
After-tax returns are calculated using the historical highest individual federal marginal income tax rate and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Advisor
Alpha Capital Management (the “Advisor” or “ACM”)

Portfolio Managers
Buddie C. Ballard, Jr., CFA and Michael T. Turner, CFA have been the portfolio managers of the Fund since its inception on June 15, 2011.

Purchase and Sale of Fund Shares
Currently, Institutional Class shares are not available for purchase.  To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Investor Class
Direct Regular Accounts	$1,000	$1
Direct Retirement Accounts	$500	$1
Automatic Investment Plan	$100	$25
Gift Account For Minors	$100	$1
Institutional Class
All Accounts	$100,000	$10,000

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business, by written request or by telephone.

Tax Information
The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Shareholders investing through such tax-deferred accounts may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.